UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4304

Exact name of registrant as specified in charter:	Delaware Group Government Fund

Address of principal executive offices:	2005 Market Street Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq. 2005 Market Street Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

Item 1.

Annual Report	Delaware
Core Plus Bond Fund
(Formerly Delaware
American Government
Bond Fund)
July 31, 2007

                                              Fixed income mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	6
> Disclosure of Fund expenses	8
> Sector allocation and credit quality breakdown	9
> Statement of net assets	10
> Statement of assets and liabilities	18
> Statement of operations	19
> Statements of changes in net assets	20
> Financial highlights	21
> Notes to financial statements	26
> Report of independent registered public accounting firm	32
> Other Fund information	33
> Board of trustees/directors and officers addendum	35
> About the organization	37

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Core Plus Bond Fund

August 24, 2007

The managers of Delaware Core Plus Bond Fund provided the answers to the questions below as a review of the Fund’s activities over the fiscal year ended July 31, 2007. Please see page 3 to learn more about the portfolio managers.

Q: Prior to Feb. 1, 2007, Delaware Core Plus Bond Fund was named Delaware American Government Bond Fund. How did the Fund’s investment goals, strategies and policies change when the new name was adopted?

A: The conversion to a “core plus” investment program essentially created a different Fund that does not primarily invest in U.S. government fixed income securities. The Fund’s investment objective after the change that took place in January 2007 was maximum long-term total return, consistent with reasonable risk. Prior to the change, the Fund was managed on a day-to-day basis for high current income, consistent with safety of principal. The change was made because a total return approach is not only more consistent with the general taxable fixed income investment philosophy in place at Delaware Investments, but also because it may be more appropriate for many long-term investors.

A core plus investment strategy is typically a strategy that invests a “core” portion of a fund’s assets (at least 65%) in domestic investment grade debt securities (such securities may include, but are not limited to, debt securities issued by the U.S. government and its agencies, high-quality corporate bonds, and mortgage-backed and asset-backed securities) with the rest of the assets tactically allocated to “plus” securities, which may include foreign bonds, high yield (junk) bonds, and emerging markets bonds.

The changes present additional investment risk. In addition, they may affect future performance and fees, and may have tax implications.

Q: How did the Fund perform relative to its benchmark and peer group over the fiscal year?

A: Delaware Core Plus Bond Fund returned 4.40% at net asset value and -0.36% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended July 31, 2007.

After the January 2007 change in strategy, the Fund’s benchmark index became the Lehman Brothers Aggregate Bond Index. The previous benchmark was the Lehman Brothers Government Bond Index.

When comparing performance for the Fund to these indices, it is important to keep in mind that the Fund was managed with one investment style for exactly the first half of its fiscal year, and another for the second half of the reporting period.

For the year ended July 31, 2007, the Lehman Brothers Aggregate Bond Index returned 5.58%, and the Lehman Brothers Government Bond Index gained 5.80%. In the chart on page 7, hypothetical dollar growth is represented, based on the annual returns for both indices over the past 10 years.

Likewise, the Fund changed peer groups based on classifications published by Lipper. The Fund’s prior Lipper category was Lipper General U.S. Government Funds Average. Its new peer group is the Lipper Intermediate Investment Grade Funds, which averaged gains of 4.76% for the full one-year period ended July 31, 2007 (source: Lipper). For complete annualized performance for Delaware Core Plus Bond Fund, please see the table on page 6.

Q: What was the economic backdrop during the period?

A: The economic environment was generally favorable for the fiscal year. Although the rate of economic growth slowed during the fourth quarter of 2006 and the first quarter of 2007, it bounced back in the second quarter of 2007, and GDP came in at an annual rate of 3.4% for the April through June time frame.

Over the 12 months, the Federal Reserve continued to state that inflation was the predominate risk to economic growth. Nevertheless, the central bank kept the fed funds rate at 5.25%. The fed funds rate is the interest rate that banks charge each other for overnight loans.

The views expressed are current as of the date of this report and are subject to change.

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Portfolio management review

Delaware Core Plus Bond Fund

August 24, 2007

Despite this relatively benign economic backdrop, the rise in the number of subprime mortgage defaults — loans made to less creditworthy borrowers — weighed on the financial markets. As homeowners defaulted on their mortgages, many investors generally lost confidence in lower rated bonds and sold their least secure assets, which had been market leaders for more than a year.

Q: How did you construct the new portfolio in this environment?

A: In keeping with the core plus strategy, we invested the core of the Fund’s assets in government issues, including Treasury Inflation Protected Securities (TIPS), structured products, and domestic investment grade securities. Due to changing market dynamics during the second half of the year, we were judicious when allocating other assets to the plus sectors, such as domestic high yield bonds as well as international and emerging international markets.

Q: How did the strategy and positioning of the Fund influence performance?

A: Much of the real storyline in the fixed income markets came during our fiscal year’s second half, and particularly during the last several months.

Our overall approach to a core plus strategy has been to strive to generate excess return through yield advantage. In a core plus strategy, we invest the core of the Fund’s assets in domestic investment grade securities, and then tactically allocate other assets to plus sectors such as domestic high yield bonds and both international and emerging international markets.

Generally speaking, the plus sectors were the stronger portions of fixed income markets during much of the first half of the Fund’s fiscal year — a period during which the Fund did not invest in these riskier assets.

Lower-quality, high yield corporate bonds were still performing well at the end of January 2007, when we began to implement the core plus strategy. By the end of the first calendar quarter of this year, concerns about subprime mortgage weakness had begun to influence the fixed income markets.

By the end of March we were already beginning to lessen positions in the lower-quality portions of the market, where we believed that the majority of the price return component had already been extracted by investors. In response to a considerable tightening of credit spreads — or the difference between yields on bonds with different credit quality ratings — at that time, we were aiming to limit the risk profile of the Fund, focusing on sectors of the corporate bond market where we felt more comfortable with companies’ credit. For example, lower-quality holdings such as HealthSouth, which had performed well for the Fund during the fiscal year, were pared back and represented relatively small positions in the Fund at fiscal year end.

Q: After you began managing the Fund in May 2007, what challenges did you face?

A: As bond market volatility rose late in the fiscal year and subprime concerns began to affect the market more heavily, we believed that the days of outperformance by lower-quality credits were waning. One general strategy was to avoid newly underwritten deals with high leverage characteristics. We instead focused on seasoned bonds with superior credit profiles.

Among asset-backed securities, we witnessed elevated credit deterioration in the subprime home equity sector, as investor reports showed a progressive rise in delinquencies and defaults during the early summer months. This credit “correction” and re-pricing by the market was continuing as the Fund’s fiscal year ended on July 31. We were continuing to avoid mortgage-backed securities, opting to invest in more stable assets until an attractive entry point becomes available.

At fiscal year-end our outlook remained a cautious one, and we continued to use defensive strategies, including the purchase of 15-year mortgages and mortgages with superior prepayment characteristics such as low loan balances. We were also generally continuing to move up the quality spectrum.

Fund managers

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Mr. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Mr. Early re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Victor Mostrowski
Vice President, Portfolio Manager - International Debt

Mr. Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager - global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency

(continues)     3

Portfolio management review

Delaware Core Plus Bond Fund

August 14, 2007

exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager - emerging markets equity. He earned a bachelor’s degree in economics and an MBA in finance from Rider College.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Mr. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, Mr. Perkins worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Fixed Income Glossary

Basis point: A 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Derivative: A security with a value correlated to the performance of an underlying investment.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short- and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Performance summary

Delaware Core Plus Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Core Plus Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information about the investment managers for the Fund.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 16, 1985)
Excluding sales charge	+4.40%	+3.30%	+4.78%	+6.22%
Including sales charge	-0.36%	+2.34%	+4.30%	+6.00%

Class B (Est. May 2, 1994)
Excluding sales charge	+3.65%	+2.57%	+4.19%	+4.69%
Including sales charge	-0.34%	+2.32%	+4.19%	+4.69%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+3.65%	+2.57%	+4.04%	+4.21%
Including sales charge	+2.65%	+2.57%	+4.04%	+4.21%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through Nov. 30, 2007. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Effective at the close of business on May 31, 2007,no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information. Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees from Feb. 1, 2007, through Nov. 30, 2007 as described in the prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.22%, 1.92%, 1.92%, 1.52%, and 0.92%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime periods ended July 31, 2007, for Delaware Core Plus Bond Fund Class R shares were 4.02%, 2.71%, and 1.82%, respectively. Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2007.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Aug. 16, 1985) periods ended July 31, 2007, for Delaware Core Plus Bond Fund Institutional Class shares were 4.69%, 3.60%, 5.09%, and 6.48%, respectively.

Institutional Class shares were first made available June 1, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks maximum long-term total return, consistent with reasonable risk.

Total Fund net assets
$112 million

Number of holdings
400

Fund start date
Aug. 16, 1985

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class B	DEGBX	246094601
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

Performance of a $10,000 Investment
Average annual total returns from July 31, 1997, through July 31, 2007

	Starting value (July 31, 1997)	Ending value (July 31, 2007)
Lehman Brothers Aggregate Bond Index	$10,000	$17,607
Lehman Brothers Government Bond Index	$10,000	$17,420
Delaware Core Plus Bond Fund — Class A Shares	$9,550	$15,197

Chart assumes $10,000 invested on July 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government Bond Index as of July 31, 1997. Lehman Brothers Aggregate Bond Index is replacing Lehman Brothers Government Bond Index as the Fund’s benchmark. As a result of the changes in the Fund’s investment objective and investment strategy, management believes the Lehman Brothers Aggregate Bond Index is a more accurate benchmark of the Fund’s investments. Lehman Brothers Aggregate Bond Index measures the performance of a large group of high-quality, fixed income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. Lehman Brothers Government Bond Index is composed of the U.S. Treasury bond and agency bond indices, the 1- to 3-year government index, and the 20-plus year Treasury index.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period February 1, 2007 to July 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 to July 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Core Plus Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratio	7/31/07*
Actual Fund Return
Class A	$1,000.00	$1,012.90	0.95%	$4.74
Class B	1,000.00	1,009.20	1.70%	8.47
Class C	1,000.00	1,009.20	1.70%	8.47
Class R	1,000.00	1,010.30	1.20%	5.98
Institutional Class	1,000.00	1,014.20	0.70%	3.50
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.08	0.95%	$4.76
Class B	1,000.00	1,016.36	1.70%	8.50
Class C	1,000.00	1,016.36	1.70%	8.50
Class R	1,000.00	1,018.84	1.20%	6.01
Institutional Class	1,000.00	1,021.32	0.70%	3.51

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit quality breakdown

Delaware Core Plus Bond Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Agency Collateralized Mortgage Obligations	5.64%
Agency Mortgage-Backed Securities	26.99%
Agency Obligations	0.36%
Commercial Mortgage-Backed Securities	6.50%
Convertible Bonds	0.31%
Corporate Bonds	22.98%
Banking	2.99%
Basic Industries	1.93%
Brokerage	1.55%
Capital Goods	0.32%
Communications	3.86%
Consumer Cyclical	1.20%
Consumer Non-Cyclical	1.44%
Electric	1.15%
Energy	2.13%
Finance Companies	2.62%
Insurance	1.49%
Natural Gas	0.60%
Real Estate	1.00%
Transportation	0.70%
Municipal Bonds	0.64%
Non-Agency Asset-Backed Securities	9.40%
Non-Agency Collateralized Mortgage Obligations	11.07%
Regional Agencies	0.25%
Regional Authorities	0.39%
Senior Secured Loans	4.77%
Sovereign Debt	2.08%
Brazil	1.01%
Colombia	0.14%
Mexico	0.25%
United Kingdom	0.51%
Venezuela	0.17%
Supranational Banks	0.85%
U.S. Treasury Obligations	8.85%
Convertible Preferred Stock	0.22%
Future Call Option	0.08%
Discount Note	17.40%
Total Value of Securities	118.78%
Liabilities Net of Receivables and Other Assets	(18.78% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	69.39%
AA	2.54%
A	7.17%
BBB	11.83%
BB	4.97%
B	3.53%
CCC	0.50%
Not rated	0.07%
Total	100.00%

Statement of net assets

Delaware Core Plus Bond Fund

July 31, 2007

	Principal
	Amountº		Value
Agency Collateralized Mortgage Obligations – 5.64%
Fannie Mae
Series 1988-15 A
9.00% 6/25/18	USD	1,695	$ 1,808
Series 1996-46 ZA
7.50% 11/25/26		202,906	209,672
Series 2005-110 MB
5.50% 9/25/35		1,469,981	1,473,494
•Series 2006-M2 A2F
5.259% 5/25/20		705,000	678,169
Fannie Mae Grantor Trust
Series 2001-T10 A1
7.00% 12/25/41		251,787	258,419
Series 2002-T1 A2
7.00% 11/25/31		144,907	148,902
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		94,999	107,744
Series C-2 12.00% 5/1/09		65,849	68,130
Series D-2 11.00% 4/1/09		33,842	34,389
Series F-2 11.50% 5/1/09		27,303	28,101
Series H-2 11.50% 5/1/09		42,535	43,689
Series J-1 7.00% 11/1/10		4,251	4,274
Fannie Mae Whole Loan
•Series 2002-W1 2A
7.50% 2/25/42		147,558	152,855
Series 2004-W9 2A1
6.50% 2/25/44		183,434	187,465
Freddie Mac
Series 2552 KB
4.25% 6/15/27		244,162	242,205
Series 2662 MA
4.50% 10/15/31		316,286	309,899
Series 3005 ED
5.00% 7/15/25		265,000	248,185
Series 3063 PC
5.00% 2/15/29		350,000	346,062
•Freddie Mac Reference
Series R008 FK 5.72% 7/15/23		638,525	639,263
wFreddie Mac Structured
Pass Through Securities
Series T-42 A5
7.50% 2/25/42		53,488	55,468
Series T-58 2A
6.50% 9/25/43		1,044,406	1,065,819
Total Agency Collateralized Mortgage Obligations
(cost $6,438,469)			6,304,012

Agency Mortgage-Backed Securities – 26.99%
Fannie Mae
5.50% 1/1/13		359,924	357,478
10.50% 6/1/30		11,433	12,917
•Fannie Mae ARM
5.054% 8/1/35		413,677	401,252
5.875% 4/1/36		1,062,622	1,068,511
6.153% 6/1/36		807,702	816,788
6.179% 7/1/36		654,625	659,783
6.316% 7/1/36		709,808	716,930
6.352% 8/1/36		391,203	395,000
Fannie Mae Relocation 30 yr
5.00% 9/1/33 to 11/1/33		1,492,564	1,417,743
Fannie Mae S.F. 15 yr
6.50% 6/1/16		26	27
8.00% 10/1/16		315,504	328,476
Fannie Mae S.F. 15 yr TBA
4.50% 8/1/22		610,000	581,025
5.00% 8/1/22		1,600,000	1,551,000
6.00% 8/1/22		140,000	140,853
Fannie Mae S.F. 30 yr
8.00% 2/1/30		23,249	24,490
10.00% 7/1/20 to 2/1/25		496,673	548,173
Fannie Mae S.F. 30 yr TBA
5.00% 8/1/37		3,175,000	2,978,052
5.50% 8/1/37		9,305,000	8,986,591
6.00% 8/1/37		4,345,000	4,304,943
Freddie Mac Relocation 15 yr
3.50% 10/1/18		326,065	299,196
Freddie Mac Relocation 30 yr
5.00% 9/1/33		1,931,131	1,838,921
Freddie Mac S.F. 30 yr
8.00% 5/1/11 to 5/1/31		300,636	315,079
8.50% 12/1/09		3,273	3,367
10.00% 1/1/19		24,884	27,464
11.50% 6/1/15 to 3/1/16		103,824	114,219
GNMA I GPM
11.00% 3/15/13		28,659	31,407
12.00% 1/15/13		5,836	6,519
12.25% 3/15/14		10,083	11,212
GNMA I S.F. 15 yr 6.50% 7/15/14		72,675	74,409
GNMA I S.F. 30 yr
7.50% 1/15/32		33,359	34,937
8.00% 5/15/30		39,609	42,063
9.50% 10/15/19 to 3/15/23		77,609	84,379
10.00% 9/15/18		11,973	13,329
11.00% 12/15/09 to 9/15/15		89,020	96,582
11.50% 7/15/15		5,763	6,494
12.00% 12/15/12 to 11/15/15		233,258	262,081
12.50% 5/15/10 to 1/15/16		65,457	73,235
GNMA II GPM 10.75% 3/20/16		7,653	8,459
GNMA II S.F. 30 yr
7.50% 9/20/30		42,484	44,325
8.00% 6/20/30		22,297	23,589
10.00% 11/20/15 to 6/20/21		61,185	68,201
10.50% 3/20/16 to 2/20/21		74,839	84,038
11.00% 5/20/15 to 7/20/19		1,413	1,571
12.00% 3/20/14 to 5/20/15		11,568	13,045
12.50% 10/20/13 to 7/20/15		76,486	85,107

	Principal
	Amountº		Value
Agency Mortgage-Backed Securities (continued)
GNMA S.F. 30 yr TBA
5.50% 8/1/37	USD	605,000	$ 589,402
6.00% 8/1/37		605,000	604,149
Total Agency Mortgage-Backed Securities
(cost $30,143,911)			30,146,811

Agency Obligations – 0.36%
^Fannie Mae 5.48% 10/9/19		350,000	182,142
^Financing Corporation Interest Strip
CPN 13 5.345% 12/27/13		300,000	218,717
Total Agency Obligations
(cost $395,086)			400,859

Commercial Mortgage-Backed Securities – 6.50%
Bank of America Commercial Mortgage
•Series 2005-6 AM
5.353% 9/10/47		130,000	124,532
•Series 2006-3 A4
5.889% 7/10/44		435,000	433,946
•Series 2006-4 A4
5.634% 7/10/46		45,000	44,102
Citigroup Commercial Mortgage Trust
Series 2006-C5 A4
5.431% 10/15/49		180,000	177,084
Series 2007-C6 A4
5.889% 12/10/49		300,000	289,259
•#Credit Suisse First Boston
Mortgage Securities
Series 2001-SPGA A2 144A
6.515% 8/13/18		1,505,000	1,554,793
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1
AAB 5.681% 2/15/39		115,000	113,933
Goldman Sachs Mortgage Securities II
Series 2006-GG8 A4
5.56% 11/10/39		540,000	526,096
•#Series 2006-RR3 A1S 144A
5.76% 7/18/56		620,000	582,205
Greenwich Capital Commercial
Funding Series 2007-GG9 A4
5.444% 3/10/39		485,000	466,609
JPMorgan Chase Commercial
Mortgage Securities
•Series 2006-LDP7 AJ
6.066% 4/15/45		135,000	134,106
•#Series 2006-RR1A A1 144A
5.608% 10/18/52		530,000	516,072
Series 2007-CB18 A4
5.44% 6/12/47		425,000	408,072
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2
4.96% 7/12/38		540,000	532,745
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5 A4
5.378% 8/12/48		190,000	181,443
•Morgan Stanley Capital I
Series 2007-IQ14 A4
5.692% 4/15/49		220,000	214,604
Series 2007-T27 A4
5.804% 6/11/42		295,000	288,014
#Tower 144A
Series 2006-1 B
5.588% 2/15/36		130,000	129,014
Series 2006-1 C
5.707% 2/15/36		195,000	191,838
Wachovia Bank Commercial
Mortgage Trust Series
2007-C30 A3 5.246% 12/15/43		355,000	348,299
Total Commercial Mortgage-Backed Securities
(cost $7,488,008)			7,256,766

Convertible Bonds – 0.31%
•U.S. Bancorp 3.61% 9/20/36
exercise price $38.28, expiration
date 12/20/36		350,000	349,580
Total Convertible Bonds
(cost $349,300)			349,580

Corporate Bonds – 22.98%
Banking – 2.99%
BAC Capital Trust XI
6.625% 5/23/36		90,000	89,919
•#Banco Mercantil 144A
6.862% 10/13/21		250,000	254,408
#Bank of Moscow 144A
7.335% 5/13/13		500,000	512,651
Bank One 5.90% 11/15/11		80,000	81,694
Citigroup 6.125% 8/25/36		180,000	174,766
First Union Institutional Capital II
7.85% 1/1/27		255,000	265,177
JPMorgan Chase Capital XVIII
6.95% 8/17/36		85,000	81,715
•Marshall & Ilsley Bank
5.63% 12/4/12		50,000	50,067
National City Bank 5.80% 6/7/17		250,000	246,761
#Northern Rock 144A
5.625% 6/22/17		240,000	242,436
•6.594% 6/29/49		160,000	156,526
•#PNC Preferred Funding Trust I 144A
6.113% 3/29/49		200,000	195,158
Popular North America
4.25% 4/1/08		185,000	183,147
•RBS Capital Trust I
4.709% 12/29/49		20,000	18,608
•#Resona Preferred Global Securities
144A 7.191% 12/29/49		85,000	85,953
Silicon Valley Bank 5.70% 6/1/12		250,000	246,094
•VTB 24 Capital 6.18% 12/7/09		300,000	302,174
Wachovia 5.75% 6/15/17		155,000	152,203
			3,339,457

(continues)     11

Statement of net assets

Delaware Core Plus Bond Fund

	Principal
	Amountº		Value
Corporate Bonds (continued)
Basic Industries – 1.93%
Catalyst Paper 8.625% 6/15/11	USD	725,000	$ 654,312
Georgia-Pacific
8.875% 5/15/31		260,000	248,300
9.50% 12/1/11		130,000	133,900
Lubrizol 4.625% 10/1/09		100,000	98,270
#MacDermid 144A 9.50% 4/15/17		170,000	155,550
#Norske Skogindustrier 144A
7.125% 10/15/33		145,000	124,154
#Sappi Papier Holding 144A
7.50% 6/15/32		330,000	289,879
United States Steel
5.65% 6/1/13		75,000	74,004
6.05% 6/1/17		130,000	125,553
6.65% 6/1/37		105,000	98,481
Vale Overseas 6.25% 1/23/17		155,000	154,203
			2,156,606
Brokerage – 1.55%
•Ameriprise Financial
7.518% 6/1/66		205,000	207,854
AMVESCAP
4.50% 12/15/09		275,000	270,014
5.625% 4/17/12		255,000	252,680
Bear Stearns 5.85% 7/19/10		220,000	219,471
Jefferies Group 6.45% 6/8/27		160,000	153,009
LaBranche 9.50% 5/15/09		500,000	497,501
#Lazard Group 144A 6.85% 6/15/17		80,000	80,306
•Lehman Brothers Holdings Capital
Trust VIII 6.19% 5/29/49		50,000	48,342
			1,729,177
Capital Goods – 0.32%
Caterpillar 6.05% 8/15/36		45,000	44,065
Pactiv
5.875% 7/15/12		40,000	40,457
6.40% 1/15/18		55,000	55,802
#Siemens Finance
144A 6.125% 8/17/26		220,000	214,544
			354,868
Communications – 3.86%
AT&T
7.30% 11/15/11		220,000	235,103
8.00% 11/15/31		52,000	62,169
BellSouth 4.20% 9/15/09		105,000	102,735
Citizens Communications
9.25% 5/15/11		125,000	130,938
Comcast
•5.66% 7/14/09		160,000	159,771
6.45% 3/15/37		65,000	62,022
Cox Communications
4.625% 1/15/10		145,000	141,717
Embarq 7.082% 6/1/16		160,000	160,113
Nextel Communications
6.875% 10/31/13		220,000	211,390
Qwest 7.875% 9/1/11		330,000	336,600
Sprint Capital 7.625% 1/30/11		300,000	315,661
Sprint Nextel
•5.76% 6/28/10		80,000	79,979
6.00% 12/1/16		45,000	42,541
Telecom Italia Capital
4.00% 1/15/10		230,000	221,825
•5.97% 7/18/11		380,000	381,823
Telefonica Emisiones
•5.66% 6/19/09		180,000	179,752
5.984% 6/20/11		160,000	160,904
6.421% 6/20/16		85,000	85,690
Telefonos de Mexico 4.50% 11/19/08		160,000	158,418
TELUS 4.95% 3/15/17	CAD	110,000	92,842
Time Warner 5.50% 11/15/11	USD	210,000	208,820
#Time Warner Cable 144A
5.40% 7/2/12		440,000	433,888
Viacom
•5.71% 6/16/09		170,000	170,610
5.75% 4/30/11		170,000	169,548
			4,304,859
Consumer Cyclical – 1.20%
CVS Caremark 5.75% 6/1/17		75,000	71,923
•DaimlerChrysler Holding
5.805% 8/3/09		270,000	270,780
Federated Retail Holdings
5.35% 3/15/12		90,000	89,468
Ford Motor Credit
7.80% 6/1/12		400,000	381,215
•8.11% 1/13/12		100,000	95,572
General Motors 8.375% 7/15/33		245,000	202,738
Penney (J.C.)
6.375% 10/15/36		160,000	149,017
7.375% 8/15/08		80,000	81,038
			1,341,751
Consumer Non-Cyclical – 1.44%
#AmBev International Finance 144A
9.50% 7/24/17	BRL	510,000	253,647
AmerisourceBergen
5.625% 9/15/12	USD	265,000	260,821
#Amgen 144A
5.85% 6/1/17		160,000	157,697
6.375% 6/1/37		153,000	145,937
HCA
6.50% 2/15/16		180,000	139,500
#144A 9.125% 11/15/14		30,000	29,700
HealthSouth 10.75% 6/15/16		250,000	253,750
Kraft Foods 4.125% 11/12/09		125,000	121,209
Wyeth
5.50% 2/1/14		190,000	187,147
5.95% 4/1/37		58,000	55,246
			1,604,654

	Principal
	Amountº		Value
Corporate Bonds (continued)
Electric – 1.15%
Dominion Resources 5.687% 5/15/08	USD	160,000	$ 160,241
FPL Group Capital
5.625% 9/1/11		200,000	201,785
•6.65% 6/17/67		75,000	73,671
ISA Capital do Brasil
7.875% 1/30/12		445,000	447,224
MidAmerican Funding 6.75% 3/1/11		170,000	177,495
Pepco Holdings
5.50% 8/15/07		13,000	13,022
•5.985% 6/1/10		160,000	160,244
6.125% 6/1/17		50,000	49,725
			1,283,407
Energy – 2.13%
Anadarko Petroleum 5.95% 9/15/16		85,000	83,675
Apache 5.25% 4/15/13		145,000	142,913
Canadian Natural Resources
6.25% 3/15/38		2,000	1,918
Devon Energy 7.95% 4/15/32		35,000	41,073
Halliburton 5.50% 10/15/10		85,000	85,249
#Lukoil International Finance 144A
6.356% 6/7/17		100,000	94,410
6.656% 6/7/22		100,000	93,000
Nexen 6.40% 5/15/37		62,000	60,064
#Ras Laffan Liquefied Natural Gas III
144A 5.838% 9/30/27		530,000	504,192
Siberian Oil 10.75% 1/15/09		285,000	302,756
Suncor Energy 6.50% 6/15/38		115,000	117,610
TNK-BP Finance
6.625% 3/20/17		305,000	289,262
#144A 6.625% 3/20/17		305,000	284,413
Tyumen Oil 11.00% 11/6/07		275,000	279,612
			2,380,147
Finance Companies – 2.62%
•American Express 6.80% 9/1/66		475,000	486,288
#Capmark Financial Group 144A
5.875% 5/10/12		150,000	140,403
6.30% 5/10/17		365,000	323,893
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65		350,000	337,841
International Lease Finance
5.75% 6/15/11		220,000	221,247
•JPMorgan Chase Capital XXI
6.305% 2/2/37		175,000	173,497
Residential Capital
5.125% 5/17/12	EUR	185,000	225,182
•5.86% 6/9/08	USD	230,000	220,821
6.00% 2/22/11		210,000	193,711
6.125% 11/21/08		210,000	201,514
6.375% 6/30/10		170,000	160,135
•6.66% 11/21/08		115,000	110,591
Washington Mutual
5.25% 9/15/17		145,000	134,084
			2,929,207
Insurance – 1.49%
Health Net 6.375% 6/1/17		190,000	189,169
#Max USA Holdings 144A
7.20% 4/14/17		150,000	144,473
MetLife 5.00% 6/15/15		115,000	109,290
Montpelier Re Holdings
6.125% 8/15/13		40,000	39,077
Prudential Financial 6.10% 6/15/17		80,000	81,432
St. Paul Travelers 5.01% 8/16/07		115,000	114,986
•w#Twin Reefs Pass Through Trust
144A 6.32% 12/31/49		200,000	200,636
Unitrin 6.00% 5/15/17		240,000	237,659
WellPoint
4.25% 12/15/09		130,000	126,551
5.875% 6/15/17		75,000	74,659
•#White Mountains Re Group 144A
7.506% 5/29/49		195,000	190,742
•XL Capital 6.50% 12/31/49		175,000	156,441
			1,665,115
Natural Gas – 0.60%
Enbridge 5.80% 6/15/14		40,000	39,665
Kaneb Pipe Line Operating
Partnership 5.875% 6/1/13		260,000	260,417
Kinder Morgan Finance
5.35% 1/5/11		105,000	101,258
Oneok 5.51% 2/16/08		200,000	200,126
Valero Energy 6.625% 6/15/37		70,000	69,900
			671,366
Real Estate – 1.00%
HRPT Properties Trust 6.25% 6/15/17		125,000	125,965
iStar Financial
5.15% 3/1/12		110,000	105,146
5.875% 3/15/16		190,000	170,810
Regency Centers 5.875% 6/15/17		125,000	124,190
•#USB Realty 144A 6.091% 12/22/49		600,000	589,475
			1,115,586
Transportation – 0.70%
Delta Air Lines 7.57% 11/18/10		70,000	71,051
#DP World 144A 6.85% 7/2/37		110,000	108,463
#DP World Sukuk 144A
6.25% 7/2/17		230,000	225,682
Red Arrow International Leasing
8.375% 3/31/12	RUB	9,394,087	380,338
			785,534
Total Corporate Bonds
(cost $26,032,929)			25,661,734

(continues)     13

Statement of net assets

Delaware Core Plus Bond Fund

	Principal
	Amountº		Value
Municipal Bonds – 0.64%
•Massachusetts State Special
Obligation Revenue Loan
Series A 3.679% 6/1/22 (FSA)	USD	400,000	$ 427,828
West Virginia Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47		280,000	283,184
Total Municipal Bonds
(cost $716,663)			711,012

Non-Agency Asset-Backed Securities – 9.40%
•Bank of America Credit Card Trust
Series 2006-A10 A10
5.30% 2/15/12		3,645,000	3,643,492
Capital Auto Receivables Asset
Trust Series 2006-2 A2A
5.23% 2/15/09		41,524	41,500
Centex Home Equity Series 2005-D
AF4 5.27% 10/25/35		200,000	197,647
•Chase Issuance Trust
Series 2007-A11 A11
5.32% 7/16/12		1,500,000	1,497,105
Citibank Credit Card Issuance Trust
Series 2007-A3 A3
6.15% 6/15/39		315,000	324,037
•Series 2007-A6 A6
5.35% 7/12/12		3,000,000	2,998,200
CPL Transition Funding
Series 2002-1
A2 5.01% 1/15/10		40,242	40,154
#Dunkin Securitization
Series 2006-1 A2 144A
5.779% 6/20/31		250,000	252,633
Harley-Davidson Motorcycle Trust
Series 2005-2 A2
4.07% 2/15/12		225,000	222,381
Series 2006-2 A2
5.35% 3/15/13		600,000	602,291
RSB Bondco Series 2007-A A2
5.723% 4/1/18		215,000	215,672
WFS Financial Owner Trust
Series 2005-1 A4
3.87% 8/17/12		465,000	458,234
Total Non-Agency Asset-Backed Securities
(cost $10,479,286)			10,493,346

Non-Agency Collateralized Mortgage Obligations – 11.07%
Bank of America Alternative Loan Trust
Series 2004-11 1CB1
6.00% 12/25/34		831,517	821,123
Series 2005-3 2A1
5.50% 2/25/20		324,650	319,780
Series 2005-5 2CB1
6.00% 6/25/35		205,220	202,591
•Bear Stearns Adjustable Rate
Mortgage Trust Series 2007-3
1A1 5.483% 5/25/47		704,786	701,443
•Bear Stearns Alternative A Trust
Series 2006-3 33A1
6.16% 5/25/36		414,655	418,303
Bear Stearns Asset Backed
Securities Series 2005-AC8 A5
5.50% 11/25/35		314,897	314,599
Citicorp Mortgage Securities
Series 2006-3 1A4
6.00% 6/25/36		335,000	332,483
•Citigroup Mortgage Loan Trust
Series 2007-AR5 1AB
5.625% 4/25/37		329,383	328,427
wCountrywide Alternative Loan Trust
Series 2006-2CB A3
5.50% 3/25/36		302,232	300,592
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-23 A1
5.50% 11/25/35		651,411	623,828
Series 2006-17 A5
6.00% 12/25/36		150,133	150,678
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A
5.187% 5/25/35		351,562	346,773
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A
7.75% 5/19/27		190,210	200,515
Series 1999-3 A
8.00% 8/19/29		404,094	425,769
•JPMorgan Mortgage Trust
Series 2005-A8 1A1
5.405% 11/25/35		754,476	746,681
Series 2007-A1 7A4
5.30% 7/25/35		717,570	716,384
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		347,254	346,149
#MASTR Reperforming Loan Trust
Series 2005-1 1A5 144A
8.00% 8/25/34		308,025	324,974
•Nomura Asset Acceptance
Series 2006-AF1 1A2
6.159% 5/25/36		1,355,000	1,366,522
Residential Asset Mortgage Products
Series 2004-SL1 A3
7.00% 11/25/31		102,461	103,775
wWashington Mutual Alternative
Mortgage Pass Through
Certificates Series 2005-1 5A2
6.00% 3/25/35		193,355	190,032

	Principal
	Amountº		Value
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage
Backed Securities
Series 2005-18 1A1
5.50% 1/25/36	USD	734,107	$ 702,105
•Series 2005-AR16 6A4
5.00% 10/25/35		387,045	384,318
Series 2006-2 3A1
5.75% 3/25/36		726,861	707,073
•Series 2006-AR4 2A1
5.777% 4/25/36		623,832	624,692
•Series 2006-AR6 7A1
5.115% 3/25/36		673,938	663,271
Total Non-Agency Collateralized
Mortgage Obligations
(cost $12,460,382)			12,362,880

Regional Agencies – 0.25%
Australia – 0.25%
Queensland Treasury
6.00% 10/14/15	AUD	345,000	283,510
Total Regional Agency
(cost $270,341)			283,510

Regional Authorities – 0.39%
Canada – 0.39%
Quebec Province 5.00% 12/1/15	CAD	460,000	433,522
Total Regional Authority
(cost $416,723)			433,522

«Senior Secured Loans – 4.77%
Allied Waste North America
7.73% 3/28/14	USD	100,000	97,500
Aramark 7.08% 1/26/14		150,000	141,600
Claires Stores 8.36% 5/7/14		100,000	91,500
DaimlerChrysler
11.01% 7/1/12		300,000	285,000
13.51% 7/1/13		400,000	380,000
Douglas Dynamics Tranche B
9.50% 5/21/13		199,500	192,518
Ford Motor 8.36% 11/29/13		946,500	893,260
Georgia Pacific Term Tranche Loan B
7.115% 12/22/12		100,000	95,070
Idearc Tranche B 7.35% 11/1/14		100,000	96,468
Lyondell Chemical 6.86% 8/16/13		199,497	194,842
Michaels Stores 8.37% 10/11/13		200,000	186,667
NE Energy 7.87% 11/1/13		200,000	196,250
Pinnacle Foods Finance 8.21% 4/2/14		75,000	71,438
Rental Service 8.87% 11/21/13		200,000	191,000
Spirit Finance 8.36% 5/23/13		200,000	195,000
Stallion Oilfield Services
10.86% 6/12/13		250,000	246,250
Talecris Biotherapeutics 2nd Lien
11.86% 12/6/14		290,000	294,350
Telesat Canada 9.00% 2/14/08		150,000	150,000
Time Warner Telecom Holdings
7.62% 1/7/13		100,000	97,250
Tribune
8.49% 5/17/09		125,000	121,406
8.698% 5/30/14		150,000	135,376
United Airlines 7.375% 2/1/14		298,500	279,596
US Airways Group 8.05% 3/23/14		125,000	119,125
Visteon Tranche B 8.38% 6/13/13		200,000	183,250
Windstream Term Loan B
6.85% 7/17/13		400,000	391,800
Total Senior Secured Loans
(cost $5,480,342)			5,326,516

Sovereign Debt – 2.08%
Brazil – 1.01%
Republic of Brazil
10.25% 1/10/28	BRL	680,000	374,090
12.50% 1/5/22	BRL	1,170,000	751,655
			1,125,745
Colombia – 0.14%
Republic of Colombia
9.85% 6/28/27	COP	60,000,000	31,802
12.00% 10/22/15	COP	226,000,000	131,769
			163,571
Mexico – 0.25%
Mexican Bonos
8.00% 12/17/15	MXN	1,675,000	155,277
10.00% 12/5/24	MXN	1,080,000	120,080
			275,357
United Kingdom – 0.51%
U.K. Treasury 8.00% 9/27/13	GBP	250,000	576,861
			576,861
Venezuela – 0.17%
Venezuela Government
9.375% 1/13/34	USD	175,000	186,813
			186,813
Total Sovereign Debt
(cost $2,334,954)			2,328,347

Supranational Banks – 0.85%
European Investment Bank
2.15% 1/18/27	JPY	41,600,000	343,752
6.00% 7/15/09	NZD	457,000	334,380
Inter-American Development
Bank 9.00% 8/6/10	BRL	520,000	273,655
Total Supranational Banks
(cost $961,368)			951,787

U.S. Treasury Obligations – 8.85%
U.S. Treasury Bonds
4.50% 2/15/36	USD	4,290,000	4,012,493
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26		748,977	698,597

(continues)     15

Statement of net assets

Delaware Core Plus Bond Fund

	Principal
	Amountº		Value
U.S. Treasury Obligations (continued)
U.S. Treasury Inflation Index Notes
2.00% 1/15/14	USD	697,624	$ 678,004
2.375% 4/15/11		240,918	239,563
3.00% 7/15/12		1,202,583	1,234,715
U.S. Treasury Notes
4.50% 5/15/10		460,000	459,569
4.50% 5/15/17		430,000	420,964
4.625% 7/31/12		420,000	420,558
¥^U.S. Treasury Strip 4.103% 11/15/13		2,295,000	1,714,615
Total U.S. Treasury Obligations
(cost $9,785,870)			9,879,078

	Number of
	Shares
Convertible Preferred Stock – 0.22%
•Citigroup Funding 4.943%
exercise price $29.50,
expiration date 9/27/08		8,500	251,855
Total Convertible Preferred Stock
(cost $269,608)			251,855

Future Call Option – 0.08%
US Bond Future Option 12/31/07		56	84,875
Total Call Option
(cost $57,205)			84,875

	Principal
	Amountº
^Discount Note – 17.40%
Federal Home Loan Bank
5.05% 8/1/07	USD	19,433,763	19,433,763
Total Discount Note
(cost $19,433,763)			19,433,763

Total Value of Securities – 118.78%
(cost $133,514,208)			132,660,253
Liabilities Net of Receivables
and Other Assets – (18.78%)			(20,976,569)
Net Assets Applicable to 15,273,691
Shares Outstanding – 100.00%			$111,683,684

Net Asset Value – Delaware Core Plus Bond Fund
Class A ($64,620,190 / 8,837,237 Shares)			$7.31
Net Asset Value – Delaware Core Plus Bond Fund
Class B ($10,922,396 / 1,493,954 Shares)			$7.31
Net Asset Value – Delaware Core Plus Bond Fund
Class C ($5,242,597 / 716,964 Shares)			$7.31
Net Asset Value – Delaware Core Plus Bond Fund
Class R ($205,425 / 28,089 Shares)			$7.31
Net Asset Value – Delaware Core Plus Bond Fund
Institutional Class ($30,693,076 / 4,197,447 Shares)			$7.31

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$131,990,365
Undistributed net investment income	75,913
Accumulated net realized loss on investments	(20,214,591)
Net unrealized depreciation of investments and
foreign currencies	(168,003)
Total net assets	$111,683,684

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiah
JPY — Japanese Yen
MXN — Mexican Peso
MYR — Malaysia Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
RUB — Russian Rubles
USD — United States Dollar

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $10,747,870, which represented 9.62% of the Fund’s net assets. See Note 11 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:

ARM — Adjustable Rate Mortgage
CDS — Credit Default Swap
CPN — Coupon
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association
GPM — Graduated Payment Mortgage
GSMPS —Goldman Sachs Reperforming Mortgage Securities
S.F. — Single Family
TBA — To be announced
yr — Year

Net Asset Value and Offering Price per Share –
Delaware Core Plus Bond Fund
Net asset value Class A (A)	$7.31
Sales charge (4.50% of offering price) (B)	0.34
Offering price	$7.65

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon the redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
CAD	518,382	EUR	(360,000)	8/31/07	$ (6,765)
CAD	(568,400)	USD	534,000	8/31/07	716
EUR	(20,000)	USD	26,986	8/31/07	(410)
EUR	41,545	USD	(56,763)	9/28/07	189
EUR	390,364	USD	(534,010)	9/28/07	1,106
GBP	(287,200)	USD	566,947	8/31/07	(16,204)
IDR	10,214,965,000	USD	(1,117,000)	10/31/07	(9,727)
JPY	(29,775,000)	USD	251,993	9/28/07	(1,270)
JPY	33,255,404	USD	(282,647)	9/28/07	220
MYR	3,764,290	USD	(1,117,000)	5/20/08	(12,263)
NOK	1,386,647	USD	(235,736)	9/28/07	2,418
					$(41,990)

Futures Contracts[2]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
5 U.S. Treasury
2 year Notes	$1,020,308	$1,024,688	9/30/07	$ 4,380
72 U.S. Treasury
5 year Notes	7,493,124	7,593,750	9/30/07	100,626
87 U.S. Treasury
10 year Notes	9,241,166	9,345,703	9/30/07	104,537
(5) U.S. Treasury
Long Bond	(528,889)	(550,313)	9/30/07	(21,424)
				$188,119

Swap Contracts[3]
Index Swap
Notional	Expiration		Unrealized
Amount	Date	Description	Depreciation
$600,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(15,207)

Credit Default Swaps
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Beazer Homes
5 yr CDS Home
Equity BBB-Index	$ 325,000	3.08%	6/20/12	$ 74,008
Capmark Financial Group
5 yr CDS	165,000	1.65%	9/20/12	7,922
5 yr CDS	55,000	2.42%	9/20/12	876
CDS IndexCo ABX
Home Equity
BBB-Index 06-1	1,500,000	2.67%	7/25/45	450,900
CDX North America
High Yield Index 8	330,000	2.75%	6/20/12	4,857
High Yield Index 8-B	1,600,000	2.50%	6/20/12	96,197
Centex 5 yr CDS	423,000	1.52%	9/20/12	10,443
Gannet 7 yr CDS	282,000	0.88%	9/20/14	1,013
LCDX North America 8	440,000	1.20%	6/20/12	(3,388)
New York Times
7 yr CDS	282,000	0.75%	9/20/14	2,753
Sara Lee 7 yr CDS	282,000	0.60%	9/20/14	1,878
V.F. 5 yr CDS	82,500	0.40%	9/20/12	(160)
				647,299
Protection Sold:
Beazer Homes
5 yr CDS Home
Equity BBB-Index	325,000	3.43%	6/20/12	(70,609)
Residential Capital
5 yr CDS	140,000	4.60%	9/20/12	—
Reynolds American
5 yr CDS	564,000	1.00%	9/20/12	(6,879)
				(77,488)
Total				$569,811

The use of foreign currency and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to Financial Statements.”
2 See Note 9 in “Notes to Financial Statements.”
3 See Note 10 in “Notes to Financial Statements.”

Statement of assets and liabilities

Delaware Core Plus Bond Fund

July 31, 2007

Assets:
Investments at value (cost $133,514,208)	$132,660,253
Receivable for securities sold	3,926,224
Credit default swap contracts, at value (including upfront payments of $255,805)	825,616
Interest receivable	763,612
Foreign currencies (cost $158,258)	157,851
Variation margin receivable on futures contracts	24,797
Subscriptions receivable	15,500
Total assets	138,373,853

Liabilities:
Cash overdraft	1,882,552
Payable for securities purchased	24,351,139
Distributions payable	139,065
Due to manager and affiliates	109,578
Liquidations payable	86,544
Other accrued expenses	56,623
Foreign currency contracts, at value	41,990
Total return swap contracts, at value	15,207
Accrued protection payments on credit default swaps	7,471
Total liabilities	26,690,169

Total net assets	$111,683,684

See accompanying notes

Statement of operations

Delaware Core Plus Bond Fund

Year Ended July 31, 2007

Investment Income:
Interest		$6,167,503

Expenses:
Management fees	$662,076
Distribution expenses – Class A	215,003
Distribution expenses – Class B	134,708
Distribution expenses – Class C	55,283
Distribution expenses – Class R	1,904
Dividend disbursing and transfer agent fees and expenses	224,476
Legal fees	69,044
Registration fees	62,286
Accounting and administration expenses	48,151
Reports and statements to shareholders	46,750
Custodian fees	33,139
Trustees’ fees and benefits	22,235
Audit and tax	17,789
Pricing fees	9,855
Insurance fees	2,976
Consulting fees	2,292
Trustees expenses	570
Dues and services	488	1,609,025
Less expenses absorbed or waived		(309,790)
Less waived distribution expenses – Class A		(16,882)
Less waived distribution expenses – Class R		(318)
Less expense paid indirectly		(5,875)
Total operating expenses		1,276,160
Net Investment Income		4,891,343

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		(1,755,743)
Futures contracts		288,837
Swap contracts		40,776
Foreign currencies		58,784
Net realized loss		(1,367,346)
Net change in unrealized appreciation/depreciation of investments and foreign currencies		1,733,939
Net Realized and Unrealized Gain on Investments and Foreign Currencies		366,593

Net Increase in Net Assets Resulting from Operations		$5,257,936

See accompanying notes

Statements of changes in net assets

Delaware Core Plus Bond Fund

	Year Ended
	7/31/07	7/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,891,343	$5,062,138
Net realized loss on investments	(1,367,346)	(3,897,059)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	1,733,939	(1,450,608)
Net increase (decrease) in net assets resulting from operations	5,257,936	(285,529)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,274,321)	(3,892,185)
Class B	(515,535)	(707,027)
Class C	(213,316)	(248,836)
Class R	(13,748)	(10,732)
Institutional Class	(1,436,930)	(1,235,388)
	(5,453,850)	(6,094,168)
Capital Share Transactions:
Proceeds from shares sold:
Class A	8,072,749	8,168,278
Class B	1,576,584	1,343,108
Class C	1,001,460	1,863,899
Class R	525,861	298,767
Institutional Class	5,048,098	7,450,690

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,429,844	2,913,912
Class B	400,931	549,696
Class C	185,887	208,420
Class R	13,651	10,524
Institutional Class	1,416,014	1,210,145
	20,671,079	24,017,439
Cost of shares repurchased:
Class A	(22,708,246)	(24,923,762)
Class B	(7,001,979)	(6,948,820)
Class C	(1,679,857)	(3,229,220)
Class R	(662,005)	(109,795)
Institutional Class	(2,845,593)	(7,116,319)
	(34,897,680)	(42,327,916)
Decrease in net assets derived from capital share transactions	(14,226,601)	(18,310,477)
Net Decrease in Net Assets	(14,422,515)	(24,690,174)

Net Assets:
Beginning of year	126,106,199	150,796,373
End of year (including undistributed net investment income of $75,913 and $—, respectively)	$111,683,684	$126,106,199

See accompanying notes

Financial highlights

Delaware Core Plus Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$ 7.330	$ 7.670	$ 7.660	$ 7.700	$ 7.750

Income (loss) from investment operations:
Net investment income	0.305	0.280	0.263	0.211	0.249
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.015	(0.285)	0.086	0.077	0.050
Total from investment operations	0.320	(0.005)	0.349	0.288	0.299

Less dividends and distributions from:
Net investment income	(0.340)	(0.335)	(0.339)	(0.302)	(0.349)
Return of capital	—	—	—	(0.026)	—
Total dividends and distributions	(0.340)	(0.335)	(0.339)	(0.328)	(0.349)

Net asset value, end of period	$ 7.310	$ 7.330	$ 7.670	$ 7.660	$ 7.700

Total return[1]	4.40%	(0.05% )	4.60%	3.77%	3.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,620	$76,888	$94,777	$117,567	$151,135
Ratio of expenses to average net assets	1.02%	1.05%	1.08%	1.05%	1.05%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.30%	1.22%	1.18%	1.60%	1.69%
Ratio of net investment income to average net assets	4.11%	3.75%	3.38%	3.02%	3.17%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.83%	3.58%	3.28%	2.47%	2.53%
Portfolio turnover	338%	260%	283%	303%	501%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     21

Financial highlights

Delaware Core Plus Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$ 7.330	$ 7.670	$ 7.660	$ 7.700	$ 7.750

Income (loss) from investment operations:
Net investment income	0.251	0.228	0.208	0.161	0.194
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.015	(0.285)	0.086	0.073	0.049
Total from investment operations	0.266	(0.057)	0.294	0.234	0.243

Less dividends and distributions from:
Net investment income	(0.286)	(0.283)	(0.284)	(0.252)	(0.293)
Return of capital	—	—	—	(0.022)	—
Total dividends and distributions	(0.286)	(0.283)	(0.284)	(0.274)	(0.293)

Net asset value, end of period	$ 7.310	$ 7.330	$ 7.670	$ 7.660	$ 7.700

Total return[1]	3.65%	(0.74% )	3.87%	3.05%	3.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,922	$15,926	$21,847	$28,087	$42,543
Ratio of expenses to average net assets	1.74%	1.75%	1.78%	1.75%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	2.00%	1.92%	1.88%	2.30%	2.39%
Ratio of net investment income to average net assets	3.39%	3.05%	2.68%	2.32%	2.47%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.13%	2.88%	2.58%	1.77%	1.83%
Portfolio turnover	338%	260%	283%	303%	501%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Core Plus Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$ 7.330	$7.670	$7.660	$7.700	$7.750

Income (loss) from investment operations:
Net investment income	0.251	0.228	0.208	0.161	0.193
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.015	(0.285)	0.086	0.073	0.050
Total from investment operations	0.266	(0.057)	0.294	0.234	0.243

Less dividends and distributions from:
Net investment income	(0.286)	(0.283)	(0.284)	(0.252)	(0.293)
Return of capital	—	—	—	(0.022)	—
Total dividends and distributions	(0.286)	(0.283)	(0.284)	(0.274)	(0.293)

Net asset value, end of period	$ 7.310	$7.330	$7.670	$7.660	$7.700

Total return[1]	3.65%	(0.74% )	3.87%	3.05%	3.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,243	$5,747	$7,222	$8,634	$10,641
Ratio of expenses to average net assets	1.74%	1.75%	1.78%	1.75%	1.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	2.00%	1.92%	1.88%	2.30%	2.39%
Ratio of net investment income to average net assets	3.39%	3.05%	2.68%	2.32%	2.47%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.13%	2.88%	2.58%	1.77%	1.83%
Portfolio turnover	338%	260%	283%	303%	501%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     23

Financial highlights

Delaware Core Plus Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
		Year Ended			to
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$7.340	$7.680	$7.660	$7.700	$8.040

Income (loss) from investment operations:
Net investment income	0.289	0.265	0.239	0.187	0.051
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.005	(0.285)	0.096	0.075	(0.355)
Total from investment operations	0.294	(0.020)	0.335	0.262	(0.304)

Less dividends and distributions from:
Net investment income	(0.324)	(0.320)	(0.315)	(0.278)	(0.036)
Return of capital	—	—	—	(0.024)	—
Total dividends and distributions	(0.324)	(0.320)	(0.315)	(0.302)	(0.036)

Net asset value, end of period	$7.310	$7.340	$7.680	$7.660	$7.700

Total return[2]	4.02%	(0.25% )	4.41%	3.43%	(3.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206	$323	$136	$63	$—
Ratio of expenses to average net assets	1.24%	1.25%	1.38%	1.35%	1.35%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.60%	1.52%	1.48%	1.90%	2.35%
Ratio of net investment income to average net assets	3.89%	3.55%	3.08%	2.72%	2.07%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	3.53%	3.28%	2.98%	2.17%	1.07%
Portfolio turnover	338%	260%	283%	303%	501% [3]

[1] Commencement of operations. Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[3] The portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Delaware Core Plus Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$7.330	$7.670	$7.660	$7.700	$7.750

Income (loss) from investment operations:
Net investment income	0.325	0.303	0.286	0.233	0.272
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.015	(0.285)	0.086	0.079	0.050
Total from investment operations	0.340	0.018	0.372	0.312	0.322

Less dividends and distributions from:
Net investment income	(0.360)	(0.358)	(0.362)	(0.324)	(0.372)
Return of capital	—	—	—	(0.028)	—
Total dividends and distributions	(0.360)	(0.358)	(0.362)	(0.352)	(0.372)

Net asset value, end of period	$7.310	$7.330	$7.670	$7.660	$7.700

Total return[1]	4.69%	0.25%	4.91%	4.08%	4.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,693	$27,222	$26,814	$28,939	$43,006
Ratio of expenses to average net assets	0.74%	0.75%	0.78%	0.75%	0.75%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.00%	0.92%	0.88%	1.30%	1.39%
Ratio of net investment income to average net assets	4.39%	4.05%	3.68%	3.32%	3.47%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.13%	3.88%	3.58%	2.77%	2.83%
Portfolio turnover	338%	260%	283%	303%	501%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Delaware Core Plus Bond Fund

July 31, 2007

Delaware Group Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Core Plus Bond Fund (formerly, Delaware American Government Bond Fund) and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware Core Plus Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Fund no longer accepts new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective February 1, 2007, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meeting and liquidations, do not exceed 0.70% of average daily net assets of the Fund through November 30, 2007. Prior to February 1, 2007, DMC had contractually agreed to waive its fee in order to prevent such expenses from exceeding 0.75% of average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of such Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. Effective February 1, 2007, DDLP has contracted to waive distribution and service fees through November 30, 2007 in order to prevent distribution and service fees of Class A Shares from exceeding 0.25% of average daily net assets. DDLP has contracted to limit 12b-1 fees through November 30, 2007 in order to prevent 12b-1 fees of Class R shares from exceeding 0.50% of average daily net assets.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

At July 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$49,226
Dividend disbursing, transfer agent, accounting
and administration fees and other expenses
payable to DSC	19,040
Distribution fees payable to DDLP	27,695
Other expenses payable to DMC and affiliates*	13,617

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

(continues)     27

Notes to financial statements

Delaware Core Plus Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees.

For the year ended July 31, 2007, the Fund was charged $5,766 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, DDLP earned $4,348 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2007, DDLP received gross CDSC commissions of $153, $22,181 and $35 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $15,826.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2007, the Fund made purchases of $256,709,269 and sales of $247,693,301 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2007, the Fund made purchases of $149,060,812 and sales of $181,862,161 of long-term U.S. government securities.

At July 31, 2007, the cost of investments for federal income tax purposes was $134,075,166. At July 31, 2007, the net unrealized depreciation was $1,414,913, of which $377,843 related to unrealized appreciation of investments and $1,792,756 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2007 and 2006 was as follows:

	Year Ended
	7/31/07	7/31/06
Ordinary income	$5,453,850	$6,094,168

5. Components of Net Assets on a Tax Basis

As of July 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$131,990,365
Undistributed ordinary income	614,529
Capital loss carryforwards	(16,489,805)
Post-October losses	(2,954,285)
Other temporary differences	(27,290)
Unrealized depreciation of investments
and foreign currencies	(1,449,830)
Net assets	$111,683,684

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, treatment of credit default swap contracts, tax deferral of losses on straddles and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2006 through July 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, treatment of credit default swap contracts, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$ 638,420
Accumulated net realized gain (loss)	2,556,666
Paid-in capital	(3,195,086)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,195,086 expired in 2007. Capital loss carryforwards remaining at July 31, 2007 will expire as follows: $6,907,431 expires in 2008; $1,219,236 expires in 2009; $2,497,064 expires in 2012, $1,839,322 expires in 2013, $1,361,936 expires in 2014 and $2,664,816 expires in 2015.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/07	7/31/06
Shares sold:
Class A	1,087,019	1,089,876
Class B	212,592	179,096
Class C	134,619	246,344
Class R	72,133	39,691
Institutional Class	678,088	1,006,074

Shares issued upon reinvestment of
dividends and distributions:
Class A	327,775	389,713
Class B	54,080	73,502
Class C	25,086	27,863
Class R	1,842	1,417
Institutional Class	191,135	162,081
	2,784,369	3,215,657
Shares repurchased:
Class A	(3,060,280)	(3,348,751)
Class B	(944,408)	(928,429)
Class C	(226,231)	(431,929)
Class R	(89,855)	(14,797)
Institutional Class	(383,304)	(951,370)
	(4,704,078)	(5,675,276)
Net decrease	(1,919,709)	(2,459,619)

For the years end July 31, 2007 and 2006, 315,113 Class B shares were converted to 314,908 Class A shares valued at $2,334,791 and 155,319 Class B shares were converted to 155,319 Class A shares valued at $1,165,002, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2007, or at any time during the period then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of net assets.

9. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of net assets.

10. Swap Contracts

The Fund may enter into index swap contracts and credit default swap (CDS) contracts in accordance with its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

(continues)     29

Notes to financial statements

Delaware Core Plus Bond Fund

10. Swap Contracts (continued)

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized gains or losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

11. Credit and Market Risk

The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgage and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of July 31, 2007, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the Funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments ® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited

13. Termination of New Purchases of Class B Shares (continued)

back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

14. Change of Custodian

On July 16, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to July 26, 2007, JPMorgan Chase served as the Fund’s Custodian.

15. Tax Information (unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions*	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*

For the fiscal year ended July 31, 2007, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2007, the Delaware Core Plus Bond Fund has designated a maximum distribution of $5,453,850 of Qualified Interest Income.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Government Funds – Delaware
Core Plus Bond Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Core Plus Bond Fund (one of the series constituting Delaware Group Government Funds) (the “Fund”) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Core Plus Bond Fund series of Delaware Group Government Funds at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 24, 2007

Other Fund information (unaudited)

Delaware Core Plus Bond Fund

Board Consideration of Delaware Core Plus Bond Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Core Plus Bond Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and 10-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional general U.S. government funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and 10-year periods was in the second quartile. The Board noted that the Fund’s performance results were mixed, but on an overall basis tended toward median, which was acceptable.

(continues)     33

Other Fund information (unaudited)

Delaware Core Plus Bond Fund

Board Consideration of Delaware Core Plus Bond Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     35

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	82	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, an investment company that has several portfolios sub-advised by the registrant’s investment advisor and whose investment advisor is an affiliated person of the registrant’s investment advisor.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Core Plus Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Plus Bond Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2185)	Printed in the USA
AR-023 [7/07] CGI 9/07	MF-07-08-306 PO12154

Annual Report	Delaware
Inflation Protected
Bond Fund

July 31, 2007

Fixed income mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and credit quality breakdown	7
> Statement of net assets	8
> Statement of operations	11
> Statements of changes in net assets	12
> Financial highlights	13
> Notes to financial statements	17
> Report of independent registered public accounting firm	22
> Other Fund information	23
> Board of trustees/directors and officers addendum	25
> About the organization	27

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Inflation Protected Bond Fund

August 24, 2007

The managers of Delaware Inflation Protected Bond Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended July 31, 2007. Please see page 2 to learn more about the portfolio managers.

Q: Please describe the overall market conditions during the 12-month period ended July 31, 2007.

A: The fiscal year began with fixed income investors continuing to add to risky positions, as a result of a relatively strong U.S. economy. By March 2007, however, concerns about the confluence of growing subprime mortgage delinquencies, a global equity correction, and softening U.S. economic data that included weak gross domestic product (GDP) figures for the fourth quarter 2006, began to pervade the fixed income markets. Economic growth seemed to rebound in the second quarter of 2007, with the GDP coming in at an annual rate of 4.0% (source: Bureau of Economic Analysis).

Overall, inflation was driven slightly higher due in part to rising energy and other commodity prices. However, core inflation — inflation excluding food and energy prices — declined slightly, but not enough for the Federal Reserve to lower short-term interest rates. Throughout the fiscal year, the central bank left the fed funds rate at 5.25%.

In the latter half of the fiscal year, we began to see a change in investor sentiment brought on largely by the rising number of defaults in the subprime mortgage market. As some homeowners defaulted on their mortgages, investors generally moved away from the lower-quality securities that were backed by those mortgages. Investors generally lost confidence in riskier assets, which had been market leaders for several quarters, and began to favor higher-quality securities. This flight to quality benefited the market for U.S. government-backed securities, including Treasury Inflation Protected Securities (TIPS), as strong demand pushed prices higher.

Q: How did the Fund perform relative to its benchmark and peer group?

A: Delaware Inflation Protected Bond Fund returned +4.13% at net asset value and -0.56% at the maximum offer price during the 12-month period ended July 31, 2007 (both figures include all distributions reinvested). By comparison, the Fund’s performance benchmark, the Lehman Brothers Treasury Inflation Protected Securities Index, gained 4.65% and its peer group, Lipper TIPS Funds, averaged 3.68% gains for the same period (source: Lipper).

For complete, annualized performance for Delaware Inflation Protected Bond Fund, please see the table on page 4.

Q: You began managing the Fund in May 2007. What changes were made to the Fund’s investment approach?

A: The investment policy of the Fund has not changed. As outlined in the prospectus, we must invest a minimum of 80% of the Fund’s net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. In addition, the Fund will seek to maintain interest rate sensitivity at a level approximating that of the Lehman Brothers Treasury Inflation Protected Securities Index.

When selecting securities in the TIPS market, our experience has been that the best opportunities come from assessing the relative value of securities across the TIPS maturity spectrum. As we evaluate alternatives from around the world, we look for those that might provide an advantage because of the way they are priced relative to a certain inflation index. We aim to identify parts of the world where inflation is higher and, as a result, inflation-protected securities might provide a better total return.

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Inflation Protected Bond Fund

August 24, 2007

Q: Given the market environment that you have described, how was the Fund managed during the 12 months ended July 31, 2007?

A: We maintained a heavy emphasis on Treasury quality securities. A little more than 90% of the portfolio was invested in TIPS. The Fund had modest exposure to corporate bonds, mortgage-backed securities, and global bonds, all of which are tied to inflation levels. These are floating-rate or inflation-adjusted bonds that we believe benefit from inflation protection. Although these bonds generally have more credit risk than TIPS, they are a relatively small position in the portfolio. We did not believe it necessary to sell these holdings, regardless of how many investors were abandoning riskier securities. New money coming into the Fund went into TIPS. In keeping with our mandate, we maintained a duration that was generally in line with the Lehman Brothers Treasury Inflation Protected Securities Index.

Q: Please describe how your strategy and positioning of the Fund influenced performance.

A: For the majority of the period, lower-quality assets generally outperformed, and the non-TIPS holdings in the investment portfolio had the biggest positive effect on performance. These securities consistently provided a relatively high level of income to the portfolio. When market interest rates rose in May and June, the Fund’s diversification across the TIPS maturity spectrum aided results. Short-term TIPS, those with maturities of two or three years, were particularly helpful. Even when market interest rates declined in July, these short-term TIPS continued to benefit Fund performance because they were undervalued and priced to take advantage of the upturn in inflation that we believed would result from higher prices for energy and other commodities. In the last few weeks of the period, our modest non-TIPS exposure detracted from results, as investors avoided lower-quality assets in favor of higher-quality assets.

Q: How was the Fund positioned at fiscal year-end?

A: The Fund was heavily invested in TIPS, and our intent was to keep more than 90% of the portfolio in TIPS in the current market environment. This strategy was effected due to our belief that the subprime mortgage problem is likely to result in increased volatility in the fixed income markets, and that this will likely prompt investors to favor the highest-quality securities.

We also expect to maintain our relatively small position in other types of floating-rate securities that should offer protection against inflation. These securities generally provide higher yields than TIPS, thus helping a portfolio’s income stream.

Fund managers

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Mr. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Mr. Early re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

2

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short- and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

3

Performance summary

Delaware Inflation Protected Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Inflation Protected Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	Lifetime
Class A (Est. Dec. 1, 2004)
Excluding sales charge	+4.13%	+3.16%
Including sales charge	-0.56%	+1.40%

Class B (Est. Dec. 1, 2004)
Excluding sales charge	+3.37%	+2.51%
Including sales charge	-0.62%	+1.74%

Class C (Est. Dec. 1, 2004)
Excluding sales charge	+3.37%	+2.51%
Including sales charge	+2.37%	+2.51%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 investment chart on the next page.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information. Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Institutional Class shares have no initial sales charge or contingent deferred sales charge and are available only to certain eligible investors. Please see the prospectus and your financial professional for a more complete explanation.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Nov. 30, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 0.75%, 1.50%, 1.50%, and 0.50%, respectively. Total operating expenses for Class A, B, C, and Institutional Class shares were designated as 1.24%, 1.99%, 1.99%, and 0.99%, respectively.

The average annual total returns for the 1-year and periods ended July 31, 2007, for Delaware Inflation Protected Bond Fund Institutional Class shares were 4.50% and 3.41%, respectively. Institutional Class shares were first made available Dec. 1, 2004 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

4

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks to provide inflation protection and current income.

Total Fund net assets
$44 million

Number of holdings
51

Fund start date
Dec. 1, 2004

	Nasdaq symbols	CUSIPs
Class A	DIPAX	246094882
Class B	DIPBX	246094874
Class C	DIPCX	246094866
Institutional Class	DIPIX	246094858

Performance of a $10,000 Investment
Average annual total returns from Dec. 1, 2004 (Fund’s inception) through July 31, 2007

	Starting value (Dec. 1, 2004)	Ending value (July 31, 2007)
Lehman Brothers U.S. Treasury Inflation Protected Securities Index	$10,000	$10,958
Delaware Inflation Protected Bond Fund — Class A Shares	$9,550	$10,377

Chart assumes $10,000 invested on Dec. 1, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Treasury Inflation Protected Securities Index as of Dec. 1, 2004. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that generally tracks the performance of the market for U.S. Treasury Inflation Protected Securities. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period February 1, 2007 to July 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 to July 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Inflation Protected Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratios	7/31/07*
Actual Fund Return
Class A	$1,000.00	$1,034.20	0.75%	$3.78
Class B	1,000.00	1,030.70	1.50%	7.55
Class C	1,000.00	1,030.70	1.50%	7.55
Institutional Class	1,000.00	1,037.30	0.50%	2.53
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,021.08	0.75%	$3.76
Class B	1,000.00	1,017.36	1.50%	7.50
Class C	1,000.00	1,017.36	1.50%	7.50
Institutional Class	1,000.00	1,022.32	0.50%	2.51

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Sector allocation and credit quality breakdown

Delaware Inflation Protected Bond Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	0.02%
Agency Mortgage-Backed Securities	0.01%
Agency Obligations	0.07%
Commercial Mortgage-Backed Securities	0.00%
Corporate Bonds	2.90%
Basic Industry	0.37%
Brokerage	0.43%
Communications	0.22%
Consumer Cyclical	0.21%
Consumer Non-Cyclical	0.74%
Energy	0.06%
Financials	0.87%
Municipal Bonds	0.36%
Non-Agency Asset-Backed Securities	0.44%
Non-Agency Collateralized Mortgage Obligations	1.72%
Senior Secured Loans	0.21%
Sovereign Debt	2.58%
Brazil	0.48%
France	0.14%
Japan	0.83%
Sweden	0.73%
United Kingdom	0.40%
U.S. Treasury Obligations	87.65%
Total Value of Securities	95.99%
Receivables and Other Assets Net of Liabilities	4.01%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	96.44%
AA	0.83%
BB	0.90%
B	1.83%
Total	100.00%

7

Statement of net assets

Delaware Inflation Protected Bond Fund

July 31, 2007

	Principal		Value
	Amountº		(U.S.$)
Agency Asset-Backed Securities – 0.03%
Fannie Mae Whole Loan
Series 2001-W2 AS5
6.473% 10/25/31	USD	11,610	$ 11,564
Total Agency Asset-Backed
Securities (cost $11,583)			11,564

Agency Collateralized Mortgage Obligations – 0.02%
Government National Mortgage
Association Series 2002-20 VD
6.00% 4/20/19		9,126	9,117
Total Agency Collateralized
Mortgage Obligations (cost $9,332)			9,117

Agency Mortgage-Backed Securities – 0.01%
Freddie Mac S.F. 30 yr
8.00% 5/1/31		5,123	5,422
Total Agency Mortgage-Backed
Securities (cost $5,533)			5,422

Agency Obligations – 0.07%
Fannie Mae 4.75% 3/12/10		30,000	29,850
Total Agency Obligations
(cost $30,052)			29,850

Commercial Mortgage-Backed Securities – 0.00%
Asset Securitization Series
1995-MD4 A1 7.10% 8/13/29		31	31
Total Commercial Mortgage-Backed
Securities (cost $31)			31

Corporate Bonds – 2.90%
Basic Industry – 0.37%
Bowater 9.00% 8/1/09		115,000	113,562
Catalyst Paper 8.625% 6/15/11		55,000	49,638
			163,200
Brokerage – 0.43%
LaBranche
9.50% 5/15/09		95,000	94,525
11.00% 5/15/12		100,000	98,500
			193,025
Communications – 0.22%
Insight Midwest 9.75% 10/1/09		100,000	100,000
			100,000
Consumer Cyclical – 0.21%
GMAC 6.875% 9/15/11		100,000	93,071
			93,071
Consumer Non-Cyclical – 0.74%
Constellation Brands
8.125% 1/15/12		75,000	75,750
Pilgrim’s Pride 9.625% 9/15/11		100,000	102,125
US Oncology 9.00% 8/15/12		150,000	150,000
			327,875
Energy – 0.06%
•Secunda International
13.36% 9/1/12		25,000	25,563
			25,563
Financials – 0.87%
General Electric Capital
6.50% 1/27/09	NZD	520,000	385,727
			385,727
Total Corporate Bonds
(cost $1,292,065)			1,288,461

Municipal Bonds – 0.36%
•Massachusetts State Special
Obligation Revenue Loan
Series A 3.679% 6/1/22 (FSA)	USD	150,000	160,436
Total Municipal Bonds
(cost $163,514)			160,436

Non-Agency Asset-Backed Securities – 0.44%
•Countrywide Asset-Backed
Certificates Series 2006-S7 A3
5.712% 11/25/35		195,000	193,963
Total Non-Agency Asset-Backed
Securities (cost $194,998)			193,963

Non-Agency Collateralized Mortgage Obligations – 1.72%
•Bank of America Mortgage
Securities Series 2002-K 2A1
6.743% 10/20/32		35,527	36,017
•Citigroup Mortgage Loan
Trust Series 2007-AR5 1AB
5.625% 4/25/37		123,519	123,160
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2005-22 4A2
5.373% 12/25/35		21,924	21,662
Series 2006-5 5A4
5.555% 6/25/36		45,774	45,449
•♦Washington Mutual Mortgage
Pass Through Certificates Series
2003-AR7 A5 3.066% 8/25/33		11,649	11,501
•Wells Fargo Mortgage Backed
Securities Trust
Series 2004-EE 3A1
3.988% 12/25/34		172,388	169,572
Series 2005-AR16 6A4
5.00% 10/25/35		157,978	156,864
Series 2006-AR6 7A1
5.111% 3/25/36		205,925	202,667
Total Non-Agency Collateralized
Mortgage Obligations (cost $760,878)			766,892

8

	Principal		Value
	Amountº		(U.S.$)
« Senior Secured Loans – 0.21%
Visteon 8.18% 6/13/13	USD	100,000	$91,625
Total Senior Secured Loans
(cost $100,000)			91,625

Sovereign Debt – 2.58%
Brazil – 0.48%
Republic of Brazil
6.00% 8/15/10	BRL	401,407	214,040
			214,040
France – 0.14%
Government of France
3.00% 7/25/09	EUR	45,816	63,323
			63,323
Japan – 0.83%
Japanese Government CPI
Linked Bond
0.80% 3/10/16	JPY	45,045,000	366,421
			366,421
Sweden – 0.73%
Swedish Government
3.50% 12/1/15	SEK	1,750,000	326,146
			326,146
United Kingdom – 0.40%
U.K. Treasury 4.00% 3/7/09	GBP	90,000	178,475
			178,475
Total Sovereign Debt
(cost $1,066,289)			1,148,405

U.S. Treasury Obligations – 87.65%
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26	USD	3,792,022	3,536,952
2.375% 1/15/25		1,114,010	1,101,217
2.375% 1/15/27		2,654,722	2,629,006
3.375% 4/15/32		749,638	893,945
3.625% 4/15/28		89,982	107,416
3.875% 4/15/29		2,921,457	3,636,758
U.S. Treasury Inflation Index Notes
0.875% 4/15/10		252,416	240,564
1.875% 7/15/13		2,620,580	2,538,894
2.00% 4/15/12		6,249,938	6,114,201
¥2.00% 1/15/14		7,915,782	7,693,158
2.00% 7/15/14		132,358	128,604
2.00% 1/15/16		3,954,388	3,812,279
2.375% 1/15/17		5,020,775	4,981,552
2.50% 7/15/16		77,213	77,562
3.375% 1/15/12		23,418	24,327
3.625% 1/15/08		122,257	121,895
3.875% 1/15/09		1,115,602	1,130,333
4.25% 1/15/10		98,860	102,668
U.S. Treasury Notes 4.50% 5/15/17		75,000	73,424
Total U.S. Treasury Obligations
(cost $39,357,152)			38,944,755

Total Value of Securities – 95.99%
(cost $42,991,427)	42,650,521
Receivables and Other Assets
Net of Liabilities – 4.01%	1,780,723
Net Assets Applicable to 4,664,348
Shares Outstanding – 100.00%	$44,431,244

Net Asset Value – Delaware Inflation Protected Bond Fund
Class A ($2,329,043 / 244,550 Shares)	$9.52
Net Asset Value – Delaware Inflation Protected Bond Fund
Class B ($463,337 / 48,651 Shares)	$9.52
Net Asset Value – Delaware Inflation Protected Bond Fund
Class C ($1,094,558 / 114,932 Shares)	$9.52
Net Asset Value – Delaware Inflation Protected Bond Fund
Institutional Class ($40,544,306 / 4,256,215 Shares)	$9.53

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$45,364,029
Undistributed net investment income	32,757
Accumulated net realized loss on investments	(633,908)
Net unrealized depreciation of investments and
foreign currencies	(331,634)
Total net assets	$44,431,244

°Principal amount shown is stated in the currency in which each security is denominated.

BRL — Brazilian Real
CAD — Canadian Dollar
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

¥	Fully or partially pledged as collateral for financial futures contracts.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

(continues)     9

Statement of net assets

Delaware Inflation Protected Bond Fund

Summary of Abbreviations:
CPI — Consumer Price Index FSA — Insured by Financial Security Assurance S.F. — Single Family yr — Year

Net Asset Value and Offering Price per Share –
Delaware Inflation Protected Bond Fund
Net asset value Class A (A)	$9.52
Sales charge (4.50% of offering price) (B)	0.45
Offering price	$9.97

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts, foreign cross currency exchange contracts and futures contracts were outstanding at July 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
CAD	129,595	EUR	(90,000)	8/31/07	$ (1,691)
EUR	(70,000)	USD	94,451	8/31/07	(1,434)
EUR	59,492	USD	(81,283)	9/28/07	269
EUR	143,600	USD	(196,442)	9/28/07	407
GBP	(89,390)	USD	178,455	8/31/07	(3,049)
JPY	(6,235,000)	USD	51,724	8/31/07	(1,138)
NZD	(519,432)	USD	379,819	8/31/07	(14,840)
SEK	625,000	USD	(92,873)	8/1/07	(111)
SEK	(625,000)	USD	90,882	8/31/07	(2,031)
					$(23,618)

Futures Contracts[2]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
15 U.S. Treasury
2 year Notes	$ 3,060,923	$ 3,074,063	9/30/07	$ 13,140
21 U.S. Treasury
5 year Notes	2,170,263	2,214,844	9/30/07	44,581
(2) U.S. Treasury
10 year Notes	(212,978)	(214,844)	9/30/07	(1,866)
(17) U.S. Treasury
Long Bond	(1,847,568)	(1,871,063)	9/30/07	(23,495)
				$ 32,360

The use of foreign currency exchange contracts, foreign cross currency exchange contracts and futures contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in “Notes to Financial Statements.”
[2] See Note 9 in “Notes to Financial Statements.”

See accompanying notes

10

Statement of operations

Delaware Inflation Protected Bond Fund

Year Ended July 31, 2007

Investment Income:
Interest		$2,000,893

Expenses:
Management fees	172,667
Distribution expenses – Class A	10,495
Distribution expenses – Class B	11,965
Distribution expenses – Class C	16,716
Registration fees	43,260
Legal fees	23,387
Custodian fees	19,563
Accounting and administration expenses	15,348
Reports and statements to shareholders	15,250
Audit and tax	14,427
Dividend disbursing and transfer agent fees and expenses	12,185
Trustees’ fees and benefits	6,271
Pricing fees	2,959
Insurance fees	1,446
Consulting fees	696
Trustees’ expenses	178
Dues and services	82
Taxes (other than taxes on income)	27	366,922
Less expenses absorbed or waived		(128,866)
Less expense paid indirectly		(3,459)
Total operating expenses		234,597
Net Investment Income		1,766,296

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		(114,346)
Futures contracts		6,105
Foreign currencies		32,399
Net realized loss		(75,842)
Net change in unrealized appreciation/depreciation of investments and foreign currencies		42,488
Net Realized and Unrealized Loss on Investments and Foreign Currencies		(33,354)

Net Increase in Net Assets Resulting from Operations		$1,732,942

See accompanying notes

11

Statements of changes in net assets

Delaware Inflation Protected Bond Fund

	Year Ended
	7/31/07	7/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 1,766,296	$ 1,196,721
Net realized loss on investments and foreign currencies	(75,842)	(476,496)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	42,488	(310,404)
Net increase in net assets resulting from operations	1,732,942	409,821

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(170,869)	(180,305)
Class B	(36,094)	(34,713)
Class C	(55,320)	(53,418)
Institutional Class	(1,538,707)	(918,802)

Net realized gain on investments:
Class A	—	(5,315)
Class B	—	(1,084)
Class C	—	(1,665)
Institutional Class	—	(19,949)
	(1,800,990)	(1,215,251)

Capital Share Transactions:
Proceeds from shares sold:
Class A	981,469	2,234,918
Class B	80,041	893,757
Class C	360,850	1,179,016
Institutional Class	23,689,252	27,701,640

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	159,524	173,249
Class B	35,651	35,208
Class C	44,091	52,067
Institutional Class	1,538,418	938,126
	26,889,296	33,207,981
Cost of shares repurchased:
Class A	(3,054,593)	(669,094)
Class B	(1,027,804)	(70,413)
Class C	(923,519)	(94,425)
Institutional Class	(14,345,693)	(408,878)
	(19,351,609)	(1,242,810)
Increase in net assets derived from capital share transactions	7,537,687	31,965,171
Net Increase in Net Assets	7,469,639	31,159,741

Net Assets:
Beginning of year	36,961,605	5,801,864
End of year (including undistributed net investment income of $32,757
and distributions in excess of net investment income of $(1,818), respectively)	$ 44,431,244	$36,961,605

See accompanying notes

12

Financial highlights

Delaware Inflation Protected Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

			12/1/04[1]
	Year Ended		to
	7/31/07	7/31/06	7/31/05
Net asset value, beginning of period	$ 9.540	$ 9.920	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.426	0.576	0.332
Net realized and unrealized loss on investments
and foreign currencies	(0.040)	(0.408)	(0.075)
Total from investment operations	0.386	0.168	0.257

Less dividends and distributions from:
Net investment income	(0.406)	(0.531)	(0.337)
Net realized gain on investments	—	(0.017)	—
Total dividends and distributions	(0.406)	(0.548)	(0.337)

Net asset value, end of period	$ 9.520	$ 9.540	$ 9.920

Total return[3]	4.13%	1.75%	2.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,329	$4,276	$2,676
Ratio of expenses to average net assets	0.76%	0.75%	0.61%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.10%	1.24%	3.51%
Ratio of net investment income to average net assets	4.46%	5.96%	4.95%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.12%	5.47%	2.05%
Portfolio turnover	553%	294%	360%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware Inflation Protected Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

			12/1/04[1]
	Year Ended		to
	7/31/07	7/31/06	7/31/05
Net asset value, beginning of period	$ 9.540	$ 9.920	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.354	0.503	0.313
Net realized and unrealized loss on investments
and foreign currencies	(0.039)	(0.410)	(0.074)
Total from investment operations	0.315	0.093	0.239

Less dividends and distributions from:
Net investment income	(0.335)	(0.456)	(0.319)
Net realized gain on investments	—	(0.017)	—
Total dividends and distributions	(0.335)	(0.473)	(0.319)

Net asset value, end of period	$ 9.520	$ 9.540	$ 9.920

Total return[3]	3.37%	0.97%	2.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$463	$1,381	$544
Ratio of expenses to average net assets	1.51%	1.50%	0.88%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.85%	1.99%	4.25%
Ratio of net investment income to average net assets	3.71%	5.21%	4.68%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.37%	4.72%	1.31%
Portfolio turnover	553%	294%	360%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

14

Delaware Inflation Protected Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

			12/1/04[1]
	Year Ended		to
	7/31/07	7/31/06	7/31/05
Net asset value, beginning of period	$ 9.540	$ 9.920	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.354	0.504	0.314
Net realized and unrealized loss on investments
and foreign currencies	(0.039)	(0.411)	(0.075)
Total from investment operations	0.315	0.093	0.239

Less dividends and distributions from:
Net investment income	(0.335)	(0.456)	(0.319)
Net realized gain on investments	—	(0.017)	—
Total dividends and distributions	(0.335)	(0.473)	(0.319)

Net asset value, end of period	$ 9.520	$ 9.540	$ 9.920

Total return[3]	3.37%	0.97%	2.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,095	$1,622	$530
Ratio of expenses to average net assets	1.51%	1.50%	0.87%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.85%	1.99%	4.25%
Ratio of net investment income to average net assets	3.71%	5.21%	4.69%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.37%	4.72%	1.31%
Portfolio turnover	553%	294%	360%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     15

Financial highlights

Delaware Inflation Protected Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

			12/1/04[1]
	Year Ended		to
	7/31/07	7/31/06	7/31/05
Net asset value, beginning of period	$ 9.540	$ 9.920	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.450	0.600	0.339
Net realized and unrealized loss on investments
and foreign currencies	(0.030)	(0.409)	(0.076)
Total from investment operations	0.420	0.191	0.263

Less dividends and distributions from:
Net investment income	(0.430)	(0.554)	(0.343)
Net realized gain on investments	—	(0.017)	—
Total dividends and distributions	(0.430)	(0.571)	(0.343)

Net asset value, end of period	$ 9.530	$ 9.540	$ 9.920

Total return[3]	4.50%	1.99%	2.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,544	$29,683	$2,052
Ratio of expenses to average net assets	0.51%	0.50%	0.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.85%	0.99%	3.26%
Ratio of net investment income to average net assets	4.71%	6.21%	5.07%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.37%	5.72%	2.31%
Portfolio turnover	553%	294%	360%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

16

Notes to financial statements

Delaware Inflation Protected Bond Fund

July 31, 2007

Delaware Group Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Core Plus Bond Fund (formerly, Delaware American Government Bond Fund) and Delaware Inflation Protected Bond Fund. These financial statements and the related notes pertain to Delaware Inflation Protected Bond Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Fund no longer accepts new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Fund is to seek to provide inflation protection and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

(continues)      17

Notes to financial statements

Delaware Inflation Protected Bond Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset- backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12-b1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meeting and liquidations, do not exceed 0.50% of average daily net assets of the Fund through November 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution and service expenses.

At July 31, 2007, the Fund had receivable due from or liabilities payable to affiliates as follows:

Receivable from DMC under expense limitation agreement	$(6,608)
Dividend disbursing, transfer agent, accounting
and administration fees and other
expenses payable to DSC	2,451
Distribution fees payable to DDLP	2,594
Other expenses payable to DMC and affiliates*	1,838

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, the Fund was charged $1,849 for internal legal and tax services provided by DMC and/or its affililates’ employees.

For the year ended July 31, 2007, DDLP earned $1,769 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2007, DDLP received gross CDSC commissions of $1,146 and $104 on redemption of the Fund’s Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $4,326.

Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2007, the Fund made purchases of $4,621,727 and sales of $2,815,490 of investment securities other than U.S. government securities and short-term investments. For the year ended July 31, 2007, the Fund made purchases of $216,709,201 and sales of $214,194,570 of long-term U.S. government securities.

At July 31, 2007, the cost of investments for federal income tax purposes was $43,256,886. At July 31, 2007, net unrealized depreciation was $606,365, of which $133,955 related to unrealized appreciation of investments and $740,320 related to unrealized depreciation of investments.

18

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2007 and 2006 was as follows:

	Year Ended
	7/31/07	7/31/06
Ordinary income	$1,800,990	$1,215,251

5. Components of Net Assets on a Tax Basis

As of July 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$45,364,029
Undistributed ordinary income	57,667
Capital loss carryforwards	(190,499)
Post-October losses	(145,590)
Other temporary differences	(48,528)
Unrealized depreciation of investments
and foreign currencies	(605,835)
Net assets	$44,431,244

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts, tax deferral of losses on straddles and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$ 69,269
Accumulated net realized gain (loss)	(69,269)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2007 will expire as follows: $7,100 expires in 2014 and $183,399 expires in 2015.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/07	7/31/06
Shares sold:
Class A	102,159	229,120
Class B	8,335	93,405
Class C	37,634	121,027
Institutional Class	2,480,889	2,848,454

Shares issued upon reinvestment of
dividends and distributions:
Class A	16,783	17,942
Class B	3,752	3,651
Class C	4,644	5,419
Institutional Class	161,976	98,138
	2,816,172	3,417,156

Shares repurchased:
Class A	(322,579)	(68,639)
Class B	(108,156)	(7,200)
Class C	(97,332)	(9,903)
Institutional Class	(1,497,600)	(42,522)
	(2,025,667)	(128,264)
Net increase	790,505	3,288,892

For the year end July 31, 2007, 17,043 Class B shares were converted to 17,023 Class A shares valued at $163,007. The amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(continues)      19

Notes to financial statements

Delaware Inflation Protected Bond Fund

8. Foreign Currency Exchange Contracts (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

9. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

10. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of July 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the Funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

20

12. Termination of New Purchases of Class B Shares (continued)

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. Shareholders will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term Capital	Ordinary Income	Total
Gains Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
0%	100%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

21

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Government Fund — Delaware Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of Delaware Inflation Protected Bond Fund (one of the series constituting Delaware Group Government Fund) (the “Fund”) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 1, 2004 (commencement of operations) through July 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Inflation Protected Bond Fund series of Delaware Group Government Fund at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period December 1, 2004 (commencement of operations) through July 31, 2005, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania September 24, 2007

Other Fund information (unaudited)

Delaware Inflation Protected Bond Fund

Board Consideration of Delaware Inflation Protected Bond Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Inflation Protected Bond Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% — the second quartile; the next 25% — the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the one-year period ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same period ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the period considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all institutional TIPS funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one year-period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

(continues)     23

Other Fund information (unaudited) (continued)

Delaware Inflation Protected Bond Fund

Board Consideration of Delaware Inflation Protected Bond Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

24

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     25

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	82	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, an investment company that has several portfolios sub-advised by the registrant’s investment advisor and whose investment advisor is an affiliated person of the registrant’s investment advisor.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

26

About the organization

This annual report is for the information of Delaware Inflation Protected Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Inflation Protected Bond Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

27

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> Visit www.delawareinvestments.com/edelivery

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2184)	Printed in the USA
AR-556 [7/31] CGI 9/07	MF-07-08-040 PO12158

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $23,600 for the fiscal year ended July 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $22,800 for the fiscal year ended July 31, 2006.

     (b) Audit-related fees.

          The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,700 for the fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,200 for the fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $260,062 and $192,580 for the registrant’s fiscal years ended July 31, 2007 and July 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group Government Fund

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: October 4, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: October 4, 2007

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: October 4, 2007